Exhibit 10.1
H&R BLOCK, INC.
2003 LONG-TERM EXECUTIVE COMPENSATION PLAN
(Amended and Restated effective July 27, 2010)
     1. Purposes. The purposes of this 2003 Long-Term Executive Compensation Plan are to provide incentives and rewards to those employees and persons largely responsible for the success and growth of H&R Block, Inc. and its subsidiary corporations, and to assist all such corporations in attracting and retaining executives and other key employees and persons with experience and ability.
     2. Definitions.
     (a) Award means one or more of the following: shares of Common Stock, Restricted Shares, Stock Options, Incentive Stock Options, Stock Appreciation Rights, Performance Shares, Performance Units and any other rights which may be granted to a Recipient under the Plan.
     (b) Committee means the Compensation Committee described in Section 3.
     (c) Common Stock means the Common Stock, without par value, of the Company.
     (d) Company means H&R Block, Inc., a Missouri corporation, and, unless the context otherwise requires, includes its “subsidiary corporations” (as defined in Section 424(f) of the Internal Revenue Code) and their respective divisions, departments and subsidiaries and the respective divisions, departments and subsidiaries of such subsidiaries.
     (e) Incentive Stock Option means a Stock Option which meets all of the requirements of an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code.
     (f) Internal Revenue Code means the Internal Revenue Code of 1986, as now in effect or hereafter amended.
     (g) Performance Period means that period of time specified by the Committee during which a Recipient must satisfy any designated performance goals in order to receive an Award.
     (h) Performance Share means the right to receive, upon satisfying designated performance goals within a Performance Period, shares of Common Stock, cash, or a combination of cash and shares of Common Stock, based on the market value of shares of Common Stock covered by such Performance Shares at the close of the Performance Period.

     (i) Performance Unit means the right to receive, upon satisfying designated performance goals within a Performance Period, shares of Common Stock, cash, or a combination of cash and shares of Common Stock.
     (j) Plan means this 2003 Long-Term Executive Compensation Plan, as the same may be amended from time to time
     (k) Recipient means an employee of the Company or other person who has been granted an Award under the Plan.
     (l) Restricted Share means a share of Common Stock issued to a Recipient hereunder subject to such terms and conditions, including, without limitation, forfeiture or resale to the Company, and to such restrictions against sale, transfer or other disposition, as the Committee may determine at the time of issuance.
     (m) Stock Appreciation Right means the right to receive, upon exercise of a stock appreciation right granted under this Plan, shares of Common Stock, cash, or a combination of cash and shares of Common Stock, based on the increase in the market value of the shares of Common Stock covered by such stock appreciation right from the initial day of the Performance Period for such stock appreciation right to the date of exercise.
     (n) Stock Option means the right to purchase, upon exercise of a stock option granted under this Plan, shares of the Company’s Common Stock.
     3. Administration of the Plan. The Plan shall be administered by the Committee which shall consist of directors of the Company, to be appointed by and to serve at the pleasure of the Board of Directors of the Company. A majority of the Committee members shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be valid acts of the Committee, however designated, or the Board of Directors of the Company if the Board has not appointed a Committee.
     The Committee shall have full power and authority to construe, interpret and administer the Plan and, subject to the powers herein specifically reserved to the Board of Directors and subject to the other provisions of this Plan, to make determinations which shall be final, conclusive and binding upon all persons including, without limitation, the Company, the shareholders of the Company, the Board of Directors, the Recipients and any persons having any interest in any Awards which may be granted under the Plan. The Committee shall impose such additional conditions upon the grant and exercise of Awards under this Plan as may from time to time be deemed necessary or advisable, in the opinion of counsel to the Company, to comply with applicable laws and regulations. The Committee from time to time may adopt rules and regulations for carrying out the Plan and written policies for implementation of the Plan. Such policies may include, but need not be limited to, the type, size and terms of Awards to be made to Recipients and the conditions for payment of such Awards.
     4. Absolute Discretion. The Committee may, in its sole and absolute discretion (subject to the Committee’s power to delegate certain authority in accordance with the second

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paragraph of this Section 4), at any time and from time to time during the continuance of the Plan, (i) determine which Recipients shall be granted Awards under the Plan, (ii) grant to any Recipient so selected such an Award, (iii) determine the type, size and terms of Awards to be granted (subject to Sections 6, 10 and 11 hereof), (iv) establish objectives and conditions for receipt of Awards, (v) place conditions or restrictions on the payment or exercise of Awards, and (vi) do all other things necessary and proper to carry out the intentions of this Plan; provided, however, that, in each and every case, those Awards which are Incentive Stock Options shall contain and be subject to those requirements specified in Section 422 of the Internal Revenue Code and shall be granted only to those persons eligible thereunder to receive the same.
     The Committee may at any time and from time to time delegate to the Chief Executive Officer of the Company authority to take any or all of the actions that may be taken by the Committee as specified in this Section 4 or in other sections of the Plan in connection with the determination of Recipients, types, sizes, terms and conditions of Awards under the Plan and the grant of any such Awards, provided that any authority so delegated (a) shall apply only to Awards to employees of the Company that are not officers of Company under Regulation Section 240.16a-1(f) promulgated pursuant to Section 16 of the Securities Exchange Act of 1934, and (b) shall be exercised only in accordance with the Plan and such rules, regulations, guidelines, and limitations as the Committee shall prescribe.
     5. Eligibility. Awards may be granted to any employee of the Company or to the non- executive Chairman of the Board of the Company. No member of the Committee (other than any ex officio member or the non-executive Chairman of the Board of the Company) shall be eligible for grants of Awards under the Plan. A Recipient may be granted multiple forms of Awards under the Plan. Incentive Stock Options may be granted under the Plan to a Recipient during any calendar year only if the aggregate fair market value (determined as of the date the Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such Recipient during any calendar year under the Plan and any other “incentive stock option plans” (as defined in the Internal Revenue Code) maintained by the Company does not exceed the sum of $100,000.
     6. Stock Subject to the Plan. The total number of shares of Common Stock issuable under this Plan may not at any time exceed 14,000,000 shares, subject to adjustment as provided herein. All of such shares may be issued or issuable in connection with the exercise of Incentive Stock Options. Shares of Common Stock not actually issued pursuant to an Award shall be available for future Awards. Shares of common Stock to be delivered or purchased under the Plan may be either authorized but unissued Common Stock or treasury shares. The total number of shares of Common Stock that may be subject to one or more Awards granted to any one Recipient during a calendar year may not exceed 1,000,000, subject to adjustment as provided in Section 16 of the Plan.
     7. Awards.
     (a) Awards under the Plan may include, but need not be limited to, shares of Common Stock, Restricted Shares, Stock Options, Incentive Stock Options, Stock Appreciation Rights, Performance Shares and Performance Units. The amount of each Award may be based upon the market value of a share of Common Stock. The

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Committee may make any other type of Award which it shall determine is consistent with the objectives and limitations of the Plan.
     (b) The Committee may establish performance goals to be achieved within such Performance Periods as may be selected by it using such measures of the performance of the Company as it may select as a condition to the receipt of any Award.
     8. Vesting Requirements. The Committee may determine that all or a portion of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, shall be vested at such times and upon such terms as may be selected by it.
     9. Deferred Payments and Dividend and Interest Equivalents.
     (a) The Committee may determine that the receipt of all or a portion of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, shall be deferred. Deferrals shall be for such periods and upon such terms as the Committee may determine.
     (b) Unless the Committee provides otherwise in an Award agreement, dividends and dividend equivalents will not be paid with respect to any Award, except for dividends with respect to which the dividend record date is on or after the date of issuance of unrestricted vested shares of Common Stock with respect to such Award. The Committee may provide, in its sole and absolute discretion, that a Recipient to whom an Award is payable in whole or in part at a future time in shares of Common Stock shall be entitled to receive an amount per share equal in value to the cash dividends paid per share on issued and outstanding shares as of the dividend record dates occurring during the period from the date of the Award to the date of delivery of such share to the Recipient. The Committee may also authorize, in its sole and absolute discretion, payment of an amount which a Recipient would have received in interest on (i) any Award payable at a future time in cash during the period from the date of the Award to the date of payment, and (ii) any cash dividends paid on issued and outstanding shares as of the dividend record dates occurring during the period from the date of an Award to the date of delivery of shares pursuant to the Award. Any amounts provided under this subsection shall be payable in such manner, at such time or times, and subject to such terms and conditions as the Committee may determine in its sole and absolute discretion.
     10. Stock Option Price. The purchase price per share of Common Stock under each Stock Option shall be determined by the Committee, but shall not be less than market value (as determined by the Committee) of one share of Common Stock on the date the Stock Option or Incentive Stock Option is granted. Payment for exercise of any Stock Option granted hereunder shall be made (a) in cash, or (b) by delivery of Common Stock having a market value equal to the aggregate option price, or (c) by a combination of payment of cash and delivery of Common Stock in amounts such that the amount of cash plus the market value of the Common Stock equals the aggregate option price.

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     11. Stock Appreciation Right Value. The base value per share of Common Stock covered by an Award in the form of a Stock Appreciation Right shall be the market value of one share of Common Stock on the date the Award is granted.
     12. Continuation of Employment. The Committee shall require that a Recipient be an employee or director of the Company at the time an Award is paid or exercised. The Committee may provide for the termination of an outstanding Award if a Recipient ceases to be an employee or director of the Company and may establish such other provisions with respect to the termination or disposition of an Award on the death or retirement of a Recipient (or not being re-elected to the Board of Directors) as it, in its sole discretion, deems advisable. The Committee shall have the sole power to determine the date of any circumstances which shall constitute a cessation of employment or term as a director and to determine whether such cessation is the result of retirement, death or any other reason.
     13. Registration of Stock. Each Award shall be subject to the requirement that if at any time the Committee shall determine that qualification or registration under any state or federal law of the shares of Common Stock, Restricted Shares, Stock Options, Incentive Stock Options, or other securities thereby covered or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase of shares thereunder, the Award may not be paid or exercised in whole or in part unless and until such qualification, registration, consent or approval shall have been effected or obtained free of any conditions the Committee, in its discretion, deems unacceptable.
     14. Employment Status. No Award shall be construed as imposing upon the company the obligation to continue the employment or term of a Recipient. No employee or other person shall have any claim or right to be granted an Award under the Plan.
     15. Assignability. No Award granted pursuant to the Plan shall be transferable or assignable by the Recipient other than by will or the laws of descent and distribution and during the lifetime of the Recipient shall be exercisable or payable only by or to him or her; provided, however, that a Recipient who was granted an Award in consideration for serving as the Company’s non-executive Chairman of the Board may transfer or assign an Award to an entity that is or was a shareholder of the Company at any time during which the Recipient served as the Company’s non-executive Chairman of the Board (a “Shareholder Entity”) if (i) the Recipient is affiliated with the manager of the investments made by such Shareholder Entity or otherwise serves on the Company’s Board of Directors at the Shareholder Entity’s direction or request, and (ii) pursuant to the Shareholder Entity’s governance documents or any regulatory, contractual or other requirement, any consideration the Recipient may receive as compensation for serving as a director of the Company must be transferred, assigned, surrendered or otherwise paid to the Shareholder Entity.
     16. Dilution or Other Adjustments. In the event of any changes in the capital structure of the Company, including but not limited to a change resulting from a stock dividend or split-up, or combination or reclassification of shares, the Board of Directors shall make such equitable adjustments with respect to Awards or any provisions of this Plan as it deems necessary and appropriate, including, if necessary, any adjustment in the maximum number of

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shares of Common Stock subject to the Plan, the maximum number of shares that may be subject to one or more Awards granted to any one Recipient during a calendar year, or the number of shares of Common Stock subject to an outstanding Award.
     17. Merger, Consolidation, Reorganization, Liquidation, Etc. If the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors shall make such arrangements it deems advisable with respect to outstanding Awards, which shall be binding upon the Recipients of outstanding Awards, including, but not limited to, the substitution of new Awards for any Awards then outstanding, the assumption of any such Awards and the termination of or payment for such Awards.
     18. Withholding Taxes. The Company shall have the right to deduct from all Awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such Awards and, with respect to Awards paid in other than cash, to require the payment (through withholding from the Recipient’s salary or otherwise) of any such taxes. Subject to such conditions as the Committee may establish, Awards payable in shares of Common Stock, or in the form of an Incentive Stock Option or Stock Option, may provide that the Recipients thereof may elect, in accordance with any applicable regulations, to satisfy all or any part of the tax required to be withheld by the Company in connection with such Award, or the exercise of such Incentive Stock Option or Stock Option, by electing to have the Company withhold a number of shares of Common Stock awarded, or purchased pursuant to such exercise, having a fair market value on the date the tax withholding is required to be made equal to or less than the amount required to be withheld.
     19. Costs and Expenses. The cost and expenses of administering the Plan shall be borne by the Company and not charged to any Award or to any Recipient.
     20. Funding of Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.
     21. Award Contracts. The Committee shall have the power to specify the form of Award contracts to be granted from time to time pursuant to and in accordance with the provisions of the Plan and such contracts shall be final, conclusive and binding upon the Company, the shareholders of the Company and the Recipients. No Recipient shall have or acquire any rights under the Plan except such as are evidenced by a duly executed contract in the form thus specified. No Recipient shall have any rights as a holder of Common Stock with respect to Awards hereunder unless and until certificates for shares of Common Stock or Restricted Shares are issued to the Recipient.
     22. Guidelines. The Board of Directors of the Company shall have the power to provide guidelines for administration of the Plan by the Committee and to make any changes in such guidelines as from time to time the Board deems necessary.
     23. Amendment and Discontinuance. The Board of Directors of the Company shall have the right at any time during the continuance of the Plan to amend, modify, supplement,

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suspend or terminate the Plan, provided that in the absence of the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at a duly constituted meeting of shareholders of the Company, no such amendment, modification or supplement shall (i) increase the aggregate number of shares which may be issued under the Plan, unless such increase is by reason of any change in capital structure referred to in Section 16 hereof, (ii) change the termination date of the Plan provided in Section 24, (iii) delete or amend the market value restrictions contained in Sections 10 and 11 hereof, (iv) materially modify the requirements as to eligibility for participation in the Plan, or (v) materially increase the benefits accruing to participants under the Plan, and provided further, that no amendment, modification or termination of the Plan shall in any manner affect any Award of any kind theretofore granted under the Plan without the consent of the Recipient of the Award, unless such amendment, modification or termination is by reason of any change in capital structure referred to in Section 16 hereof or unless the same is by reason of the matters referred to in Section 17 hereof.
     24. Termination. The Committee may grant Awards at any time prior to July 1, 2013, on which date this Plan will terminate except as to Awards then outstanding hereunder, which Awards shall remain in effect until they have expired according to their terms or until July 1, 2023, whichever first occurs. No Incentive Stock Option shall be exercisable later than 10 years following the date it is granted.
     25. Approval. This Plan shall take effect July 1, 2003, contingent upon prior approval by the shareholders of the Company.

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H&R BLOCK, INC.
2003 LONG-TERM EXECUTIVE COMPENSATION PLAN
GRANT AGREEMENT
     This Grant Agreement is entered into by and between H&R Block, Inc., a Missouri corporation (the “Company”), and [Participant Name] (“Participant”).
     WHEREAS, the Company provides certain incentive awards to key employees of subsidiaries of the Company under the H&R Block, Inc. 2003 Long-Term Executive Compensation Plan (the “Plan”);
     WHEREAS, receipt of such Awards under the Plan are conditioned upon a Participant’s execution of a Grant Agreement within 180 days of [Grant Date], wherein Participant agrees to abide by certain terms and conditions authorized by the Compensation Committee of the Board of Directors;
     WHEREAS, the Participant has been selected by the Compensation Committee or the Chief Executive Officer of the Company as a key employee of one of the subsidiaries of the Company and is eligible to receive Awards under the Plan.
     NOW THEREFORE, in consideration of the parties promises and agreements set forth in this Grant Agreement, the sufficiency of which the parties hereby acknowledge,
IT IS AGREED AS FOLLOWS:
1. Definitions. Whenever a term is used in this Grant Agreement (“Agreement”), the following words and phrases shall have the meanings set forth below unless the context plainly requires a different meaning, and when a defined meaning is intended, the term is capitalized.
1.1 Amount of Gain Realized. The Amount of Gain Realized shall be equal to the number of shares of Common Stock purchased pursuant to such exercise multiplied by the difference between the FMV of one Share of the Company’s Common Stock on the date of exercise and the Option Price.
1.2 Change of Control means the occurrence of one or more of the following events:
(a) Any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company. If any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons shall not be considered to cause a change in the ownership of the corporation. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Section 1.2(a).
(b) Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 35 percent or more of the total voting power of the stock of the Company. If any one person, or more than one person acting as a group, is considered to effectively control a corporation within the meaning of Treasury Regulation §1.409A-3(i)(5)(vi), the acquisition of additional control of the corporation by the same person or persons is not considered to cause a change in the effective control of the corporation.
(c) A majority of members of the Company’s Board of Directors (the “Board”) is replaced during any 12-month period by directors whose appointment or election is not endorsed by two-thirds (2/3) of the members of the Board before the date of such appointment or election.
(d) Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50 percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Notwithstanding the foregoing, there is no Change in Control event under this Section 1.2(d) when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer. A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to: (i) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock; (ii) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (iii) a person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company; or (iv) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in (iii) above.
For purposes of the foregoing, persons will be considered acting as a group in accordance with Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, and Section 409A of the Code.
1.3 Code. Code means the Internal Revenue Code of 1986, as amended.
1.4 Committee. Committee means the Compensation Committee of the Board of Directors for H&R Block, Inc.

1.5 Common Stock. Common Stock means the common stock, without par value, of the Company.
1.6 Company. Company means H&R Block, Inc., a Missouri corporation, and, unless the context otherwise requires, includes its “subsidiary corporations” (as defined in Section 424(f) of the Internal Revenue Code) and their respective divisions, departments and subsidiaries and the respective divisions, departments and subsidiaries of such subsidiaries.
1.7 Closing Price. Closing Price shall mean the last reported market price for one share of Common Stock, regular way, on the New York Stock Exchange (or any successor exchange or stock market on which such last reported market price is reported) on the day in question. In the event the exchange is closed on the day on which Closing Price is to be determined or if there were no sales reported on such date, Closing Price shall be computed as of the last date preceding such date on which the exchange was open and a sale was reported.
1.8 Disability. Disability or disabled shall be as defined in the employment practices or policies of the applicable subsidiary of the Company in effect from time to time during the term hereof or, absent such definition, then as defined in the H&R Block Retirement Savings Plan or any successor plan thereto.
1.9 Early Retirement. Early Retirement means the Participant’s voluntary termination of employment with the Company and each of its subsidiaries at or after the date the Participant has both reached age 55 but has not yet reached age 65, and completed at least ten (10) years of service with the company or its subsidiaries.
1.10 Fair Market Value. Fair Market Value (“FMV”) means the Closing Price for one share of H&R Block, Inc. Stock.
1.11 Last Day of Employment. Last Day of Employment means the date the Participant ceases for whatever reason to be an employee and is not immediately thereafter and continuously employed as a regular active employee by any other direct or indirect subsidiary of the Company
1.12 Line of Business. Line of Business of the Company means any line of business of the subsidiary of the Company by which Participant was employed as of the Last Day of Employment, as well as any one or more lines of business of any other subsidiary of the Company by which Participant was employed during the two-year period preceding the Last Day of Employment, provided that, if Participant’s employment was, as of the Last Day of Employment or during the two-year period immediately prior to the Last Day of Employment, with H&R Block Management, LLC or any successor entity thereto, “Line of Business of the Company” shall mean any lines of business of the Company and all of its subsidiaries.
1.13 Qualifying Termination. Qualifying Termination shall mean Participant’s termination of employment which meets the definition of a “Qualifying Termination” under a severance plan sponsored by the Company or a subsidiary of the Company. In the event that no formal severance plan exists for the Participant’s subsidiary, the definition of “Qualifying Termination” contained in any applicable severance plan for the Company will govern.
1.14 Retirement. Retirement means the Participant’s voluntary termination of employment with the Company and each of its subsidiaries, at or after attaining age 65.
1.15 Stock Option. Stock Option means the right to purchase, upon exercise of a stock option granted under the Plan, shares of the Company’s Common Stock. A Stock Option may be an Incentive Stock Option which meets the requirements of Code Section 422(b) or a Nonqualified Stock Option. The right and option to purchase shares of Common Stock identified as subject to Nonqualified Stock Option shall not constitute and shall not be treated for any purpose as an “incentive stock option,” as such term is defined in the Code.
2. Stock Option.
2.1 Grant of Stock Option. As of [Grant Date] (the “Grant Date”), the Company grants the Participant the right and option to purchase [Number of Shares Granted] shares of Common Stock (this “Stock Option”) identified as [Grant Type].
2.2 Option Price. The Price per share of Common Stock subject to this Stock Option is [Grant Price], which is the Closing Price on [Grant Date].
2.3 Vesting. This Stock Option shall vest and become exercisable in installments, which shall be cumulative, with regard to the percentage of the number of shares of Common Stock subject to this Stock Option indicated next to each vesting date set forth in the table below provided that the Participant remains continuously employed by the Company through such date:

Percent of Shares Subject to this
Stock Option Vesting on Such
Vesting Date	Vesting Date

First Anniversary of the Grant Date	25%
Second Anniversary of the Grant Date	25%
Third Anniversary of the Grant Date	25%
Fourth Anniversary of the Grant Date	25%
(Note: If the percentage of the aggregate number of shares of Common Stock subject to this Stock Option scheduled to vest on a vesting date is not a whole number of shares, then the amount vesting shall be rounded down to the nearest whole number of shares for each vesting date, except that the amount vesting on the final vesting date shall be such that 100% of the aggregate number of shares of Common Stock subject to this Stock Option shall be cumulatively vested as of the final vesting date.)

2.4 Acceleration of Vesting. Notwithstanding Section 2.3, the Participant shall become vested in all or a portion of the Stock Options awarded under this Grant Agreement on the occurrence of any of the following events:
(a) Change of Control. In the event the Participant incurs a Qualifying Termination in the 24 months immediately following a Change of Control, as defined in Section 1.2, such Participant shall become 100% vested in all outstanding stock options granted under this Grant Agreement. The Participant may exercise such options until the earlier of: (i) ninety (90) days following the Participant’s Last Day of Employment unless the Participant elects in writing to extend this time period through the severance period as defined by the applicable severance plan or (ii) the last day the stock options would have been exercisable if the Participant had not incurred a termination of employment. Receipt of this award may be conditioned on the execution of a separation agreement.
(b) Retirement. The Participant may purchase 100% of the total Stock Options granted under this Stock Option provided that the Participant retires more than one year after the Grant Date. Receipt of this award may be conditioned upon Participant’s execution of a separation agreement.
(c) Qualifying Termination. The Participant experiences a Qualifying Termination, all or a portion of the then outstanding Stock Options granted under this Stock Option shall vest according to any applicable severance plan and Participant may purchase 100% of such vested Stock Options. Receipt of this award may be conditioned upon Participant’s execution of a separation agreement.
(d) Employment Agreement. The Participant may purchase all or a portion of the total vested Stock Options granted under this Stock Option upon the occurrence of certain events specified in the Participant’s employment agreement.
If application of this Section 2.4 results in the acceleration of vesting of all or any portion of the Stock Options, shares of Common Stock then subject to Stock Options shall be allocated such that the number of shares subject to Incentive Stock Option shall be the maximum number of shares that may be subject to Incentive Stock Option under Section 422 of the Code for the calendar year in which the acceleration of vesting results.
2.5 Term of Option. No Stock Option granted under this Grant Agreement may be exercised after [Expiration Date]. Except as provided in this Section 2.5 and Section 2.6, all Stock Options shall terminate when the Participant ceases, for whatever reason, to be an employee of any of the subsidiaries of the Company. In the event the Participant ceases to be an employee of any of the subsidiaries of the Company because of Retirement, Early Retirement or Disability, Participant may exercise any vested Stock Options up to twelve months after employment ceases. In the event the Participant experiences a Qualifying Termination, this Stock Option may be eligible for an extension of the exercise period pursuant to an applicable severance plan.

2.6 Participant’s Death. In the event the Participant ceases to be an employee of any of the subsidiaries of the Company because of Death, the person or persons to whom the Participant’s rights under the Stock Option shall pass by the Participant’s will or laws of descent and distribution may exercise any vested Stock Options for a period up to twelve months after the date of death.
2.7 Exercise of Stock Option. The Stock Option granted under the Plan shall be exercisable from time to time by the Participant by giving notice of exercise to the Company, in the manner specified by the Company, specifying the number of whole shares to be purchased, and accompanied by full payment of the purchase price. The right to purchase shall be cumulative, so that the full number of shares of Common Stock that become purchasable at any time need not be purchased at such time, but may be purchased at any time or from time to time thereafter (but prior to the termination of the Stock Option).
2.8 Payment of the Option Price. Full payment of the Option Price for shares purchased shall be made at the time the Participant exercises the Stock Option. Payment of the aggregate Option Price may be made in (a) cash, (b) by delivery of Common Stock (with a value equal to the Closing Price of Common Stock on the last trading date preceding the date on which the Stock Option is exercised), or (c) a combination thereof. Payment shall be made only in cash unless at least six months have elapsed between the date of Participant’s acquisition of each share of Common Stock delivered by Participant in full or partial payment of the aggregate Option Price and the date on which the Stock Option is exercised.
2.9 No Shareholder Privileges. Neither the Participant nor any person claiming under or through him or her shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the Common Stock issuable upon the exercise of this Stock Option, unless and until certificates evidencing such shares of Common Stock shall have been duly issued and delivered.
3. Covenants.
3.1 Consideration for Award under the Plan. Participant acknowledges that Participant’s agreement to this Section 3 is a key consideration for any Award under the Plan. Participant hereby agrees to abide by the Covenants set forth in Sections 3.2, 3.3, and 3.4.
3.2 Covenant Against Competition. During the period of Participant’s employment and for two (2) years after his/her Last Day of Employment, Participant acknowledges and agrees he/she will not engage in, or own or control any interest in, or act as an officer, director or employee of, or consultant, advisor or lender to, any entity that engages in any business that is competitive with the primary business activities of the Company’s Tax Services business which are tax preparation, accounting, and small business services.

3.3 Covenant Against Hiring. Participant acknowledges and agrees the he/she will not directly or indirectly recruit, solicit, or hire any Company employee or otherwise induce any such employee to leave the Company’s employment during the period of Participant’s employment and for one (1) year after his/her Last Day of Employment.
3.4 Covenant Against Solicitation. During the period of Participant’s employment and for two (2) years after his/her Last Day of Employment, Participant acknowledges and agrees that he/she will not directly or indirectly solicit or enter into any business transaction of the nature performed by the Company with any Company client for which Participant personally performed services or acquired material information.
3.5 Forfeiture of Rights. Notwithstanding anything herein to the contrary, if Participant violates any provisions of this Section 3, Participant shall forfeit all rights to payments or benefits under the Plan. All Stock Options outstanding on such date shall terminate.
3.6 Remedies. Notwithstanding anything herein to the contrary, if Participant violates any provisions of this Section 3, whether prior to, on or after any Settlement of an Award under the Plan, then Participant shall promptly pay to Company an amount equal to the aggregate Amount of Gain Realized by the Participant on all Stock Options exercised after a date commencing one year prior to Participant’s Last Day of Employment. The Participant shall pay Company within three (3) business days after the date of any written demand by the Company to the Participant.
3.7 Remedies payable in Company’s Common Stock or Cash. The Participant shall pay the amounts described in Section 3.6 in the Company’s Common Stock or cash.
3.8 Remedies without Prejudice. The remedies provided in this Section 3 shall be without prejudice to the rights of the Company and/or the rights of any one or more of its subsidiaries to recover any losses resulting from the applicable conduct of the Participant and shall be in addition to any other remedies the Company and/or any one or more subsidiaries may have, at law or in equity, resulting from such conduct.
3.9 Survival. Participant’s obligations in this Section 3 shall survive and continue beyond settlement of all Awards under the Plan and any termination or expiration of this Agreement for any reason.
4. Non-Transferability of Awards. Any Stock Option (including all rights, privileges and benefits conferred under such Award) shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of any Stock Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment, or similar process upon the rights and privileges hereby granted, then and in any such event such Award and the rights and privileges hereby granted shall immediately become null and void.

5. Miscellaneous.
5.1 No Employment Contract. This Agreement does not confer on the Participant any right to continued employment for any period of time, is not an employment contract, and shall not in any manner modify any effective contract of employment between the Participant and any subsidiary of the Company.
5.2 Clawback for Negligence or Misconduct. If the Committee determines that the Participant has engaged in negligence or intentional misconduct that results in a significant restatement of the Company’s financial results and a resulting overpayment in compensation or Awards under this Plan, the Committee may seek reimbursement of any portion of the Amount of Gain Realized from such Awards where such Awards were greater than the Awards would have been if calculated on the restated financial results.
5.3 Adjustment of Shares. If there shall be any change in the capital structure of the Company, including but not limited to a change in the number or kind of the outstanding shares of the Common Stock resulting from a stock dividend or split-up, or combination or reclassification of such shares (or of any stock or other securities into which shares shall have been changed, or for which they shall have been exchanged), then the Board of Directors of the Company shall make such equitable adjustments with respect to the Stock Option, or any other provisions of the Plan, as it deems necessary or appropriate to prevent dilution or enlargement of the Stock Option rights hereunder or of the shares subject to this Stock Option.
5.4 Merger, Consolidation, Reorganization, Liquidation, etc. If the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors shall, acting in its absolute and sole discretion, make such arrangements, which shall be binding upon the Participant of outstanding Awards, including but not limited to, the substitution of new Awards or for any Awards then outstanding, the assumption of any such Awards and the termination of or payment for such Awards.
5.5 Interpretation and Regulations. The Board of Directors of the Company shall have the power to provide regulations for administration of the Plan by the Committee and to make any changes in such guidelines as from time to time the Board may deem necessary. The Committee shall have the sole power to determine, solely for purposes of the Plan and this Agreement, the date of and circumstances which shall constitute a cessation or termination of employment and whether such cessation or termination is the result of retirement, death, disability or termination without cause or any other reason, and further to determine, solely for purposes of the Plan and this Agreement, what constitutes continuous employment with respect to the exercise of Stock Option or delivery of Shares under the Plan (except that leaves of absence approved by the Committee or transfers of employment among the subsidiaries of the Company shall not be considered an interruption of continuous employment for any purpose under the Plan).
5.6 Reservation of Rights. If at any time counsel for the Company determines that qualification of the Shares under any state or federal securities law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of the executing an Award or benefit under the Plan, then such action may not be taken, in whole or in part, unless and until such qualification, registration, consent or approval shall have been effected or obtained free of any conditions such counsel deems unacceptable.
5.7 Reasonableness of Restrictions, Severability and Court Modification. Participant and the Company agree that, the restrictions contained in this Agreement are reasonable, but, should any provision of this Agreement be determined by a court of competent jurisdiction to be invalid, illegal or otherwise unenforceable or unreasonable in scope, the validity, legality and enforceability of the other provisions of this Agreement will not be affected thereby, and the provision found invalid, illegal, or otherwise unenforceable or unreasonable will be considered by the Company and Participant to be amended as to scope of protection, time or geographic area (or any one of them, as the case may be) in whatever manner is considered reasonable by that court, and, as so amended will be enforced.
5.8 Withholding of Taxes. To the extent that the Company is required to withhold taxes in compliance with any federal, state, local or foreign law in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for the payment of all such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. In the event the Participant has not made arrangements, the Company shall withhold the amount of such tax obligations from such dividend payment or instruct the Participant’s employer to withhold such amount from the Participant’s next payment(s) of wages. The Participant authorizes the Company to so instruct the Participant’s employer and authorizes the Participant’s employer to make such withholdings from payment(s) of wages.
5.9 Waiver. The failure of the Company to enforce at any time any terms, covenants or conditions of this Agreement shall not be construed to be a waiver of such terms, covenants or conditions or of any other provision. Any waiver or modification of the terms, covenants or conditions of this Agreement shall only be effective if reduced to writing and signed by both Participant and an officer of the Company.
5.10 Incorporation. The terms and conditions of this Grant Agreement are authorized by the Compensation Committee of the Board of Directors of H&R Block, Inc. The terms and conditions of this Grant Agreement are deemed to be incorporated into and form a part of every Award under the H&R Block, Inc. 1993 Long-Term Executive Compensation Plan and H&R Block, Inc. 2003 Long-Term Executive Compensation Plan unless the Award Certificate relating to a specific grant or award provides otherwise. If the Participant has previously executed a Grant Agreement, such Grant Agreement shall only cover those Awards subject to such specific Grant Agreement.
5.11 Notices. Any notice to be given to the Company or election to be made under the terms of this Agreement shall be addressed to the Company (Attention: Long-Term

Incentive Department) at One H&R Block Way, Kansas City Missouri 64105 or at such other address as the Company may hereafter designate in writing to the Participant. Any notice to be given to the Participant shall be addressed to the Participant at the last address of record with the Company or at such other address as the Participant may hereafter designate in writing to the Company. Any such notice shall be deemed to have been duly given when deposited in the United States mail via regular or certified mail, addressed as aforesaid, postage prepaid.
5.12 Choice of Law. This Grant Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Missouri without reference to principles of conflicts of laws.
5.13 Choice of Forum and Jurisdiction. Participant and Company agree that any proceedings to enforce the obligations and rights under this Grant Agreement must be brought in Missouri District Court located in Jackson County, Missouri, or in the United States District Court for the Western District of Missouri in Kansas City, Missouri. Participant agrees and submits to personal jurisdiction in either court. Participant and Company further agree that this Choice of Forum and Jurisdiction is binding on all matters related to Awards under the Plan and may not be altered or amended by any other arrangement or agreement (including an employment agreement) without the express written consent of Participant and H&R Block, Inc.
5.14 Attorneys Fees. Participant and Company agree that in the event of litigation to enforce the terms and obligations under this Grant Agreement, the party prevailing in any such cause of action will be entitled to reimbursement of reasonable attorney fees.
5.15 Relationship of the Parties. Participant acknowledges that this Grant Agreement is between H&R Block, Inc. and Participant. Participant further acknowledges that H&R Block, Inc. is a holding company and that Participant is not an employee of H&R Block, Inc.
5.16 Headings. The section headings herein are for convenience only and shall not be considered in construing this Agreement.
5.17 Amendment. No amendment, supplement, or waiver to this Agreement is valid or binding unless in writing and signed by both parties.
5.18 Execution of Agreement. This Agreement shall not be enforceable by either party, and Participant shall have no rights with respect to the Long Term Incentive Award, unless and until it has been (1) signed by Participant and on behalf of the Company by an officer of the Company, provided that the signature by such officer of the Company on behalf of the Company may be a facsimile or stamped signature, and (2) returned to the Company.
In consideration of said Award and the mutual covenants contained herein, the parties agree to the terms set forth above.

The parties hereto have executed this Grant Agreement.

Associate Name:	[Participant Name]

Date Signed:	[Acceptance Date]
H&R BLOCK, INC.
By:
President and Chief Executive Officer

H&R BLOCK, INC.
2003 LONG-TERM EXECUTIVE COMPENSATION PLAN
GRANT AGREEMENT
     This Grant Agreement is entered into by and between H&R Block, Inc., a Missouri corporation (the “Company”), and [Participant Name] (“Participant”).
     WHEREAS, the Company provides certain incentive awards to key employees of subsidiaries of the Company under the H&R Block, Inc. 2003 Long-Term Executive Compensation Plan (the “Plan”);
     WHEREAS, receipt of such Awards under the Plan are conditioned upon a Participant’s execution of a Grant Agreement within 180 days of [Grant Date], wherein Participant agrees to abide by certain terms and conditions authorized by the Compensation Committee of the Board of Directors;
     WHEREAS, the Participant has been selected by the Compensation Committee or the Chief Executive Officer of the Company as a key employee of one of the subsidiaries of the Company and is eligible to receive Awards under the Plan.
     NOW THEREFORE, in consideration of the parties promises and agreements set forth in this Grant Agreement, the sufficiency of which the parties hereby acknowledge,
     IT IS AGREED AS FOLLOWS:
1. Definitions. Whenever a term is used in this Agreement or an Award Certificate issued under the Plan, the following words and phrases shall have the meanings set forth below unless the context plainly requires a different meaning, and when a defined meaning is intended, the term is capitalized.
1.1 Amount of Gain Realized. The Amount of Gain Realized shall be equal to the number of Shares delivered to the Participant multiplied by the Fair Market Value (FMV) of one Share of the Company’s Common Stock on the date the Shares were no longer considered to be held by the Company.
1.2 Change of Control means the occurrence of one or more of the following events:
(a) Any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company. If any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons shall not be considered to cause a change in the ownership of the corporation. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Section 1.2(a).
(b) Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 35 percent or more of the total voting power of the stock of the Company. If any one person, or more than one person acting as a group, is considered to effectively control a corporation within the meaning of Treasury Regulation §1.409A-3(i)(5)(vi), the acquisition of additional control of the corporation by the same person or persons is not considered to cause a change in the effective control of the corporation.
(c) A majority of members of the Company’s Board of Directors (the “Board”) is replaced during any 12-month period by directors whose appointment or election is not endorsed by two-thirds (2/3) of the members of the Board before the date of such appointment or election.
(d) Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50 percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Notwithstanding the foregoing, there is no Change in Control event under this Section 1.2(d) when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer. A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to: (i) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock; (ii) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (iii) a person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company; or (iv) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in (iii) above.
For purposes of the foregoing, persons will be considered acting as a group in accordance with Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, and Section 409A of the Code.

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1.3 Code. Code means the Internal Revenue Code of 1986, as amended.
1.4 Committee. Committee means the Compensation Committee of the Board of Directors for H&R Block, Inc.
1.5 Common Stock. Common Stock means the common stock, without par value, of the Company.
1.6 Company. Company means H&R Block, Inc., a Missouri corporation, and, unless the context otherwise requires, includes its “subsidiary corporations” (as defined in Section 424(f) of the Internal Revenue Code) and their respective divisions, departments and subsidiaries and the respective divisions, departments and subsidiaries of such subsidiaries.
1.7 Closing Price. Closing Price shall mean the last reported market price for one share of Common Stock, regular way, on the New York Stock Exchange (or any successor exchange or stock market on which such last reported market price is reported) on the day in question. In the event the exchange is closed on the day on which Closing Price is to be determined or if there were no sales reported on such date, Closing Price shall be computed as of the last date preceding such date on which the exchange was open and a sale was reported.
1.8 Disability. Disability or disabled shall be as defined in the employment practices or policies of the applicable subsidiary of the Company in effect from time to time during the term hereof or, absent such definition, then as defined in the H&R Block Retirement Savings Plan or any successor plan thereto.
1.9 Fair Market Value. Fair Market Value (“FMV”) means the Closing Price for one share of H&R Block, Inc. Stock.
1.10 Last Day of Employment. Last Day of Employment means the date the Participant ceases for whatever reason to be an employee and is not immediately thereafter and continuously employed as a regular active employee by any other direct or indirect subsidiary of the Company
1.11 Line of Business. Line of Business of the Company means any line of business of the subsidiary of the Company by which Participant was employed as of the Last Day of Employment, as well as any one or more lines of business of any other subsidiary of the Company by which Participant was employed during the two-year period preceding the Last Day of Employment, provided that, if Participant’s employment was, as of the Last Day of Employment or during the two-year period immediately prior to the Last Day of Employment, with H&R Block Management, LLC or any successor entity thereto, “Line of Business of the Company” shall mean any lines of business of the Company and all of its subsidiaries.
1.12 Qualifying Termination. Qualifying Termination shall mean Participant’s termination of employment which meets the definition of a “Qualifying Termination”

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under a severance plan sponsored by the Company or a subsidiary of the Company. In the event that no formal severance plan exists for the Participant’s subsidiary, the definition of “Qualifying Termination” contained in any applicable severance plan for the Company will govern.
1.13 Restricted Shares. Restricted Share (“Shares”) means a share of Common Stock issued to a Participant under the Plan subject to such terms and conditions, including without limitation, forfeiture or resale to the Company, and to such restrictions against sale, transfer or other disposition, as the Committee may determine at the time of issuance.
1.14 Retirement. Retirement means the Participant’s voluntary termination of employment with the Company and each of its subsidiaries, at or after attaining age 65.
2. Restricted Shares.
2.1 Issuance of Shares. As of [Grant Date] (the “Award Date”), the Company shall issue [Number of Shares Granted] [Grant Type] (the “Shares”) evidenced by this Grant Agreement to the Participant which shall be held by the Company and subject to the substantial risk of forfeiture.
2.2 Substantial Risk of Forfeiture. Each grant of an Award shall provide that the Shares covered thereby shall be subject to a “substantial risk of forfeiture” within the meaning of Code Section 83 for a period time as designated by Section 2.7, and any such Award may provide for the earlier termination of such risk of forfeiture in the event of change of control of the Company or other similar transaction or event.
2.3 Restrictions on Transfer. During for period the Shares are subject to substantial risk of forfeiture, the Shares shall be held by the Company, or its transfer agent or other designee and shall be subject to restrictions on transfer.
2.4 [RESERVED]
2.5 Requirement of Employment. The Participant must remain in continuous employment of the Company during the period any Shares are subject to substantial risk of forfeiture. Absent an agreement to the contrary, if Participant’s employment with the Company should terminate for any reason, other than Retirement, all Shares then held by the Company or its transfer agent or other designee, if any, shall be forfeited by the Participant and Participant authorizes the Company and its stock transfer agent to cause delivery, transfer and conveyance of the Shares to the Company.
2.6 Delivery of Shares. Any Shares to be delivered to the Participant by the Company in accordance with the following Schedule:

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Percent of Shares Subject to Vesting
Vesting Date	on Such Vesting Date

First Anniversary of the Award Date	25%
Second Anniversary of the Award Date	25%
Third Anniversary of the Award Date	25%
Fourth Anniversary of the Award Date	25%
Upon the vesting date, Shares shall be transferred directly into a brokerage account established for the Participant at a financial institution the Committee shall select at its sole discretion (the “Financial Institution”) or delivered in certificate form free of restrictions, such method to be selected by the Committee in its sole discretion. The Participant agrees to complete any documentation with the Company or the financial institution that is necessary to affect the transfer of Shares to the financial institution before the delivery will occur.
2.7 Acceleration of Vesting. Notwithstanding Section 2.6, the Participant shall become vested in all or a portion of the Shares awarded under this Grant Agreement on the occurrence of any of the following events:
(a) Change of Control. In the event the Participant incurs a Qualifying Termination in the 24 months immediately following a Change of Control, as defined in Section 1.2, such Participant shall become 100% vested in all outstanding Shares granted under this Grant Agreement. Receipt of this award may be conditioned upon Participant’s execution of a separation agreement.
(b) Qualifying Termination. The Participant experiences a Qualifying Termination, all or a portion of the then outstanding Shares granted under this Grant Agreement shall vest according to the terms of the applicable severance plan. Receipt of this award may be conditioned upon Participant’s execution of a separation agreement.
(c) Retirement. If a Participant retires from employment with any subsidiary of the Company at least one year after the anniversary of the Grant Date, all Shares issued on such Grant Date shall no longer be considered to be held by the Company. Receipt of this retirement award may be conditioned upon Participant’s execution of a separation agreement.

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3. Covenants.
3.1 Consideration for Award under the Plan Participant acknowledges that Participant’s agreement to this Section 3 is a key consideration for any Award under the Plan. Participant hereby agrees to abide by the Covenants set forth in Sections 3.2, 3.3, and 3.4.
3.2 Covenant Against Competition. During the period of Participant’s employment and for two (2) years after his/her Last Day of Employment, Participant acknowledges and agrees he/she will not engage in, or own or control any interest in, or act as an officer, director or employee of, or consultant, advisor or lender to, any entity that engages in any business that is competitive with the primary business activities of the Company’s Tax Services business which are tax preparation, accounting, and small business services.
3.3 Covenant Against Hiring. Participant acknowledges and agrees the he/she will not directly or indirectly recruit, solicit, or hire any Company employee or otherwise induce any such employee to leave the Company’s employment during the period of Participant’s employment and for one (1) year after his/her Last Day of Employment.
3.4 Covenant Against Solicitation. During the period of Participant’s employment and for two (2) years after his/her Last Day of Employment, Participant acknowledges and agrees that he/she will not directly or indirectly solicit or enter into any business transaction of the nature performed by the Company with any Company client for which Participant personally performed services or acquired material information.
3.5 Forfeiture of Rights. Notwithstanding anything herein to the contrary, if Participant violates any provisions of this Section 3, Participant shall forfeit all rights to payments or benefits under the Plan. All Shares held by the Company and subject to forfeiture on such date shall terminate.
3.6 Remedies. Notwithstanding anything herein to the contrary, if Participant violates any provisions of this Section 3, whether prior to, on or after any Settlement of an Award under the Plan, then Participant shall promptly pay to Company an amount equal to the aggregate Amount of Gain Realized by the Participant on all Shares received after a date commencing one year prior to Participant’s Last Day of Employment. The Participant shall pay Company within three (3) business days after the date of any written demand by the Company to the Participant.
3.7 Remedies payable in Company’s Common Stock or Cash. The Participant shall pay the amounts described in Section 3.6 in the Company’s Common Stock or cash.
3.8 Remedies without Prejudice. The remedies provided in this Section 3 shall be without prejudice to the rights of the Company and/or the rights of any one or more of its subsidiaries to recover any losses resulting from the applicable conduct of the Participant and shall be in addition to any other remedies the Company and/or any one or more subsidiaries may have, at law or in equity, resulting from such conduct.

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3.9 Survival. Participant’s obligations in this Section 3 shall survive and continue beyond settlement of all Awards under the Plan and any termination or expiration of this Agreement for any reason.
4. Transfer Restrictions.
4.1 Transfer Restrictions on Shares. During the period that Shares are held by the Company hereunder for delivery to the Participant, such Shares and the rights and privileges conferred hereby shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt, contrary to the terms hereof, to transfer, assign, pledge, hypothecate, or otherwise so dispose of such Shares or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment, or similar process upon such Shares or the rights and privileges hereby granted, then and in any such event this Agreement and the rights and privileges hereby granted shall immediately terminate. Immediately after such termination, such Shares shall be forfeited by the Participant and the Participant hereby authorizes the Company and its stock transfer agent to cause the delivery, transfer and conveyance of such Shares to the Company.
4.2 Non-Transferability of Awards Generally. Any Award (including all rights, privileges and benefits conferred under such Award) shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of any Award, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment, or similar process upon the rights and privileges hereby granted, then and in any such event such Award and the rights and privileges hereby granted shall immediately become null and void.
5. Miscellaneous.
5.1 No Employment Contract. This Agreement does not confer on the Participant any right to continued employment for any period of time, is not an employment contract, and shall not in any manner modify any effective contract of employment between the Participant and any subsidiary of the Company.
5.2 Clawback for Negligence or Misconduct. If the Committee determines that the Participant has engaged in negligence or intentional misconduct that results in a significant restatement of the Company’s financial results and a resulting overpayment in compensation or Awards under this Plan, the Committee may seek reimbursement of any portion of the Amount of Gain Realized from such Awards where such Awards were greater than the Awards would have been if calculated on the restated financial results.
5.3 Adjustment of Shares. If there shall be any change in the capital structure of the Company, including but not limited to a change in the number or kind of the outstanding shares of the Common Stock resulting from a stock dividend or split-up, or combination

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or reclassification of such shares (or of any stock or other securities into which shares shall have been changed, or for which they shall have been exchanged), then the Board of Directors of the Company shall make such equitable adjustments with respect to the Shares, or any other provisions of the Plan, as it deems necessary or appropriate to prevent dilution or enlargement of the Stock Option rights hereunder or of the shares subject to this Grant Agreement.
5.4 Merger, Consolidation, Reorganization, Liquidation, etc. If the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors shall, acting in its absolute and sole discretion, make such arrangements, which shall be binding upon the Participant of outstanding Awards, including but not limited to, the substitution of new Awards or for any Awards then outstanding, the assumption of any such Awards and the termination of or payment for such Awards.
5.5 Interpretation and Regulations. The Board of Directors of the Company shall have the power to provide regulations for administration of the Plan by the Committee and to make any changes in such guidelines as from time to time the Board may deem necessary. The Committee shall have the sole power to determine, solely for purposes of the Plan and this Agreement, the date of and circumstances which shall constitute a cessation or termination of employment and whether such cessation or termination is the result of retirement, death, disability or termination without cause or any other reason, and further to determine, solely for purposes of the Plan and this Agreement, what constitutes continuous employment with respect to the delivery of Shares under the Grant Agreement (except that leaves of absence approved by the Committee or transfers of employment among the subsidiaries of the Company shall not be considered an interruption of continuous employment for any purpose under the Plan).
5.6 Reservation of Rights. If at any time counsel for the Company determines that qualification of the Shares under any state or federal securities law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of the executing an Award or benefit under the Plan, then such action may not be taken, in whole or in part, unless and until such qualification, registration, consent or approval shall have been effected or obtained free of any conditions such counsel deems unacceptable.
5.7 Reasonableness of Restrictions, Severability and Court Modification. Participant and the Company agree that, the restrictions contained in this Agreement are reasonable, but, should any provision of this Agreement be determined by a court of competent jurisdiction to be invalid, illegal or otherwise unenforceable or unreasonable in scope, the validity, legality and enforceability of the other provisions of this Agreement will not be affected thereby, and the provision found invalid, illegal, or otherwise unenforceable or unreasonable will be considered by the Company and Participant to be amended as to scope of protection, time or geographic area (or any one of them, as the case may be) in whatever manner is considered reasonable by that court, and, as so amended will be enforced.

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5.8 Withholding of Taxes. To the extent that the Company is required to withhold taxes in compliance with any federal, state, local or foreign law in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for the payment of all such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. In the event the Participant has not made arrangements, the Company shall withhold the amount of such tax obligations from such dividend payment or instruct the Participant’s employer to withhold such amount from the Participant’s next payment(s) of wages. The Participant authorizes the Company to so instruct the Participant’s employer and authorizes the Participant’s employer to make such withholdings from payment(s) of wages.
5.9 Waiver. The failure of the Company to enforce at any time any terms, covenants or conditions of this Agreement shall not be construed to be a waiver of such terms, covenants or conditions or of any other provision. Any waiver or modification of the terms, covenants or conditions of this Agreement shall only be effective if reduced to writing and signed by both Participant and an officer of the Company.
5.10 Notices. Any notice to be given to the Company or election to be made under the terms of this Agreement shall be addressed to the Company (Attention: Long-Term Incentive Department) at One H&R Block Way, Kansas City Missouri 64105 or at such other address as the Company may hereafter designate in writing to the Participant. Any notice to be given to the Participant shall be addressed to the Participant at the last address of record with the Company or at such other address as the Participant may hereafter designate in writing to the Company. Any such notice shall be deemed to have been duly given when deposited in the United States mail via regular or certified mail, addressed as aforesaid, postage prepaid.
5.11 Choice of Law. This Grant Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Missouri without reference to principles of conflicts of laws.
5.12 Choice of Forum and Jurisdiction. Participant and Company agree that any proceedings to enforce the obligations and rights under this Grant Agreement must be brought in Missouri District Court located in Jackson County, Missouri, or in the United States District Court for the Western District of Missouri in Kansas City, Missouri. Participant agrees and submits to personal jurisdiction in either court. Participant and Company further agree that this Choice of Forum and Jurisdiction is binding on all matters related to Awards under the Plan and may not be altered or amended by any other arrangement or agreement (including an employment agreement) without the express written consent of Participant and H&R Block, Inc.
5.13 Attorneys Fees. Participant and Company agree that in the event of litigation to enforce the terms and obligations under this Grant Agreement, the party prevailing in any such cause of action will be entitled to reimbursement of reasonable attorney fees.

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5.14 Relationship of the Parties. Participant acknowledges that this Grant Agreement is between H&R Block, Inc. and Participant. Participant further acknowledges that H&R Block, Inc. is a holding company and that Participant is not an employee of H&R Block, Inc.
5.15 Headings. The section headings herein are for convenience only and shall not be considered in construing this Agreement.
5.16 Amendment. No amendment, supplement, or waiver to this Agreement is valid or binding unless in writing and signed by both parties.
5.17 Execution of Agreement. This Agreement shall not be enforceable by either party, and Participant shall have no rights with respect to the Long Term Incentive Award, unless and until it has been (1) signed by Participant and on behalf of the Company by an officer of the Company, provided that the signature by such officer of the Company on behalf of the Company may be a facsimile or stamped signature, and (2) returned to the Company.
In consideration of said Award and the mutual covenants contained herein, the parties agree to the terms set forth above.
The parties hereto have executed this Grant Agreement.

Associate Name:	[Participant Name]

Date Signed:	[Acceptance Date]
H&R BLOCK, INC.
By:
President and Chief Executive Officer

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